                               Royce Value Trust
                               3rd QUARTER REPORT
                               September 30, 1995

Dear Stockholder:

    New record highs in all major equity averages, mega mergers and hot new issues were all abundant in the third quarter of 1995. Interest rates went lower, the economy grew slowly, inflation remained moderate, and even the weather cooperated to produce one of the best summers ever. Clearly, it doesn't get any better than this!

    After lagging behind their larger brethren for the first six months, small-cap stocks assumed a leadership role in the third quarter. During this quarter, the Russell 2000* gained 9.9% versus 8.0% for the S&P 500*. Year-to-date, both indices have posted considerable gains -- a 25.7% advance for the Russell 2000 and a 29.8% return for the S&P 500. ROYCE VALUE TRUST, INC. ('RVT') has participated in kind, with gains of 7.7% and 22.0% on an NAV basis for the respective quarter and year-to-date periods. Most importantly, RVT continues to build its long-term record with three and five-year average annual NAV returns of 17.2% and 20.0%, respectively.

    The equity markets have enjoyed an unusual combination of generally rising valuations and heavy merger and acquisition activity in 1995. Merger trends have favored the building of large scale entities under the theory that bigger is better, particularly for entertainment companies and banks; while other companies such as AT&T are continuing to divest and restructure. Both trends are occurring simultaneously and it is these cross currents that are changing the supply and demand features of the market. Demand for equities has been fierce as a result of money flows into mutual funds, corporate repurchases and cash tenders. However, supply side activity is just beginning to influence the balance. Insider selling, IPO's and secondary offerings are bringing an equilibrium to the market.

    As we begin the final quarter of this terrific year, we find ourselves distinctly out of fashion with one industry group -- technology. Because this area has the most valuation risk as well as significant corporate risk, we have not participated. This sector has, however, been a substantial market leader and, when its momentum falters, there will be an overall market impact.

    Market conditions over the last five years have been exceptional in terms of both duration and distance. The Russell 2000 index has appreciated by 167% without one 'normal' (15% or more) correction. The next four quarters are likely to have lower returns with more volatility.

    We remain committed to our low risk, long-term approach to small company investing.

Sincerely,


CHARLES M. ROYCE
Charles M. Royce                        Jack E. Fockler, Jr.
    President                             W. Whitney George
                                           Vice Presidents

September 29, 1995

* The Russell 2000 and S&P 500 are unmanaged indices and include the reinvestment of dividends.

FUND HIGHLIGHTS

                                                      September 30, 1995
                                                      ------------------
Net Asset Value Per Share..........................         $15.06
Market Price Per Share.............................         $13.50

--------------------------------------------------------------------------------

TOTAL RETURN PERFORMANCE

                                                                  NAV       Market Value     S&P    Russell   S&P Small-
                                                             Total Return   Total Return   500`D'   2000`D'   Cap 600`D'
                                                             -------------  -------------  -------  --------  -----------
 3 months ended 9/30/95                                              7.7  %       12.5   %     8.0%     9.9 %      12.8  %
 9 months ended 9/30/95                                             22.0          22.7        29.8     25.7        29.4
 Annual Returns (ended December 31)
 1994                                                                1.1  %      - 5.6   %     1.3%   - 1.8 %     - 4.8  %
 1993                                                               17.9          14.8        10.0     18.9        18.8
 1992                                                               19.9          26.8         7.7     18.4        21.0
 1991                                                               39.5          35.3        30.5     46.1        48.5
 1990                                                             - 13.1        - 10.8       - 3.2   - 19.5      - 23.7
 Average Annual Total Returns (ended September 30, 1995)
 1-Year                                                             21.2  %       24.3   %    29.8%    23.4 %      26.2  %
 3-Year                                                             17.2          15.4        15.0     19.0        19.7
 5-Year                                                             20.0          19.6        17.3     21.7        22.1
 Since Inception*                                                   12.6          10.1        13.6     11.6         9.8

(a) Reflects the NAV experience of a continuous shareholder who reinvested all distributions and who exercised all primary subscription rights.

(b) Reflects the market value experience of a continuous shareholder who reinvested all distributions and who exercised all primary subscription rights.

* Inception date -- 11/26/86
`D' The indices are unmanaged and include the reinvestment of all dividends.
Source: Frank Russell Co.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Three Months Ended       Nine Months Ended
                                                                            September 30, 1995       September 30, 1995
                                                                               (unaudited)              (unaudited)
                                                                            ------------------       ------------------
  FROM INVESTMENT ACTIVITIES:
    Net investment income (loss).........................................      $    (92,235)            $    243,420
    Net realized gain on investments.....................................        11,792,575               27,733,396
    Net unrealized appreciation of investments...........................        14,971,154               35,025,127
                                                                            ------------------       ------------------
    Increase in net assets resulting from operations.....................        26,671,494               63,001,943
  FROM CAPITAL STOCK TRANSACTIONS:
    Increase in net assets from capital stock transactions...............         --                       --
                                                                            ------------------       ------------------
  INCREASE IN NET ASSETS.................................................        26,671,494               63,001,943
  NET ASSETS:
    Beginning of period..................................................       305,362,309              269,031,860
                                                                            ------------------       ------------------
    End of period........................................................      $332,033,803             $332,033,803
                                                                            ------------------       ------------------
                                                                            ------------------       ------------------

--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS

                                                                                September 30, 1995          % of Net
                                                                                   (unaudited)               Assets
                                                                                ------------------         -----------
Common Stocks................................................................      $346,502,049                 104.3%
Other Securities.............................................................         4,936,386                   1.5
Notes Payable................................................................       (38,561,166)                (11.6)
Cash and Other Assets Less Liabilities.......................................        19,156,534                   5.8
                                                                                ------------------         -----------
    NET ASSETS...............................................................      $332,033,803                 100.0%
                                                                                ------------------         -----------
                                                                                ------------------         -----------

--------------------------------------------------------------------------------

The results presented in this report represent past performance and should not be considered representative of the 'total return' from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and net asset and market values of Fund shares will fluctuate, so that the shares may be worth more or less than their original cost when sold.

PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the RVT portfolio.

----------------------------------------------------------

WEIGHTED AVERAGES

Market Cap (Total Portfolio)                 $357 Million
Median Market Cap (Total Portfolio)          $181 Million
P/E Ratio (100 Largest Positions)            13.8x
P/B Ratio (100 Largest Positions)             1.6x
Portfolio Yield (100 Largest Positions)       1.7%

----------------------------------------------------------

TOP TWENTY POSITIONS

                                                     Market
                                                     Value
                                                   ----------
 1.   Ash Grove Cement Company..................   $5,244,855
 2.   Comdisco, Inc. ...........................    5,197,325
 3.   Florida Rock Industries, Inc. ............    3,488,800
 4.   Transnational Re Corporation Cl. A........    3,459,200
 5.   Vallen Corporation........................    3,367,496
 6.   Pennsylvania Manufacturers Corporation....    3,274,050
 7.   Baldwin & Lyons, Inc. Cl. B...............    3,265,488
 8.   National Bancorp of Alaska, Inc. .........    3,185,280
 9.   The Standard Register Company.............    3,106,750
10.   Wesco Financial Corporation...............    3,015,375
11.   Kimball International, Inc. Cl. B.........    2,962,400
12.   Trenwick Group Inc. ......................    2,941,500
13.   The Dress Barn, Inc. .....................    2,938,200
14.   Alleghany Corporation.....................    2,887,848
15.   Puerto Rican Cement Company, Inc. ........    2,884,263
16.   Juno Lighting, Inc. ......................    2,867,000
17.   The Rival Company.........................    2,855,250
18.   The Pioneer Group, Inc. ..................    2,830,575
19.   Life Technologies, Inc. ..................    2,777,200
20.   E.W. Blanch Holdings, Inc. ...............    2,728,400

ROYCE VALUE TRUST PHILOSOPHY

 RVT concentrates on buying the securities of small capitalization companies.

 RVT uses a strict fundamental approach which emphasizes the understanding of balance sheets, cash flows and internal rates of return.

 RVT concentrates on understanding the private worth or value of a business.

 RVT attempts to reduce the risks associated with small company ownership. Market risk is lowered by using non-mainstream securities and company risk by favoring excess cash flow and low-leverage firms. Valuation risk is lowered by using strict pricing standards and portfolio risk by achieving wide diversification.

 The source of performance is the consistent use of strict value disciplines applied to less well-known securities. The Fund will apply these principles from year-to-year and attempt to avoid the opportunistic and fashionable investment styles of the moment. We believe that our method, emphasizing patience and value, comes the closest to an all-weather strategy in delivering consistent, above average long-term returns.

NOTE:

The Board of Directors of the Fund has authorized the Fund to repurchase up to 300,000 shares of its common stock in open market and other transactions through December 31, 1995. Such repurchases would be effected at a price per share which is less than the then current net asset value, but not in excess of the then prevailing market price.

The stockholders of the Fund have authorized the Board of Directors to offer an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offerings are left to the Board's discretion.

                            Royce Value Trust, Inc.
                          1414 Avenue of the Americas
                              New York, N.Y. 10019
                                  800-221-4268